Exhibit 10.4
FIFTH AMENDMENT
TO
BUSINESS LOAN AGREEMENT

This FIFTH AMENDMENT TO BUSINESS LOAN AGREEMENT (this “Fifth Amendment”) is dated as of January 10, 2011 (the “Fifth Amendment Effective Date”), by and between CEDAR RAPIDS BANK & TRUST COMPANY (the “Lender”) and MACC Private Equities, Inc., f/k/a MorAmerica Capital Corporation (the “Borrower”).

RECITALS:

WHEREAS, the Borrower and the Lender are parties to (i) that certain Business Loan Agreement dated as of August 30, 2007 as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008, and a Second Amendment to Business Loan Agreement and Security Agreements dated as of August  14, 2009, and a Third Amendment to Business Loan Agreement dated as of March 31, 2010, and a Fourth Amendment to Business Loan Agreement dated as of August 16, 2010 (collectively the “Loan Agreement”); (ii) the Commercial Security Agreement, dated as of August 30, 2007 as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008 and a Second Amendment to Business Loan Agreement and Security Agreements dated as of August 14, 2009 (the “Commercial Security Agreement”); and (iii) the Commercial Pledge and Security Agreement dated as of August 30, 2007, as amended by an Omnibus Amendment, Consent and Waiver dated April 29, 2008 and a Second Amendment to Business Loan Agreement and Security Agreements dated as of August 14, 2009 (the “Commercial Pledge and Security Agreement” and, together with the Loan Agreement, the Commercial Security Agreement and the Related Documents, the “Operative Documents”); and

WHEREAS, Borrower and the Lender desire to extend the due date of the Indebtedness to July 10, 2011 and delete certain covenants set forth in the Loan Agreement.

AMENDMENTS

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

SECTION 1.                      DEFINITIONS.  All terms contained in this Fifth Amendment and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.  After the Fifth Amendment Effective Date, all references in the Loan Agreement, as amended, to “this Agreement,” “herein,” “hereunder,” and words of similar import shall be deemed to be references to the Loan Agreement as amended hereby.  References in the Operative Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as so amended.

SECTION 2.                      AMENDMENTS TO THE LOAN AGREEMENT.  The Bank and Borrower hereby agree, effective upon the Fifth Amendment Effective Date, that the Loan Agreement shall be amended as follows:

2.1           The Section of the Loan Agreement entitled “Definitions” is amended by deleting the definitions of “Capital Transaction”, “Liquidity” and “Rights Offering” where they appear therein and inserting the following definition in appropriate alphabetical order:

Fifth Amendment Effective Date.  The words “Fifth Amendment Effective Date” mean the effective date of the Fifth Amendment as set forth therein.

       2.2           The Section of the Loan Agreement entitled “Affirmative Covenants” is amended by deleting the paragraphs beginning with “Minimum Liquidity:”, “Rights Offering:”, “Deposit of Rights Offering Proceeds:”, “Capital Transaction:” and “Deposit of Capital Transaction Proceeds:” set forth therein.

SECTION 3.                      EXIT FEE.  A fee of $37,500.00 will be due from Borrower to Lender upon final payoff of the Note.  This EXIT FEE replaces the EXIT FEE required in Section 4 of the Second Amendment to the Business Loan Agreement and Security Agreements dated August 14, 2009.

SECTION 4.                      EFFECT OF AMENDMENT.  Any terms of the Loan Agreement or any documents that have not been expressly modified or amended by this Fifth Amendment are hereby ratified and confirmed and shall remain in full force and effect between the parties.

SECTION 5.                      COUNTERPARTS.  This Fifth Amendment may be executed in any number of separate counterparts, each of which when so executed and delivered shall be an original, but all of which taken together shall constitute one (1) instrument.  Any of the parties hereto may execute this Fifth Amendment by signing any such counterpart.

SECTION 6.                      CONSTRUCTION.  This Fifth Amendment shall be governed by and construed in accordance with the law of the State of Iowa.  Section and paragraph headings contained herein are for the convenience of reference only, and shall not be construed as to affect the interpretation or construction of any substantive provision of this Fifth Amendment.

SECTION 7.                      ACKNOWLEDGMENT.  Borrower hereby acknowledges receipt of a copy of this Fifth Amendment.

IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED.  YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.  THIS NOTICE ALSO APPLIES TO ANY OTHER LOAN AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Fifth Amendment as of the day and year first above written.

MACC PRIVATE EQUITIES, INC. f/k/a MorAmerica Capital Corporation	CEDAR RAPIDS BANK & TRUST COMPANY
By: /s/ Travis Prentice	By: /s/ John Hall
Name: Travis Prentice	Name: John Hall
Title: President and Chief Executive Officer	Title: Asst. Vice President

By: /s/ Derek J. Gaertner
Name: Derek J. Gaertner
Title: Chief Financial Officer